UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 20, 2005

                             ORION HEALTHCORP, INC.
                           (formerly SurgiCare, Inc.)
             (Exact Name of Registrant as Specified in its Charter)


  Delaware                       001-16587                      58-1597246
(State or Other              (Commission File                (I.R.S. Employer
Jurisdiction of                    Number)                    Identification
Incorporation)                                                    Number)

                        1805 Old Alabama Road, Suite 350
                                Roswell, GA 30076
               (Address of Principal Executive Offices) (Zip Code)

                                 (678) 832-1800
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3   Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

                On April 20, 2005, Orion received a letter from the American Stock Exchange notifying Orion that it does not meet the Exchange's continued listing standards because Orion is not in compliance with Section 134 and 1101 of the Amex Company Guide. The non-compliance results from the Company's failure to file its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 by the extended filing deadline of April 15, 2005. The Exchange has given Orion until May 2, 2005 to file the Form 10-KSB and regain compliance with the Amex requirements.

                Orion believes that by filing the Form 10-KSB by May 2, 2005, it will regain compliance with the Amex requirements.

                Attached is a copy of a press release issued on April 26, 2005, by Orion regarding the Exchange action. Also attached is a copy of the Exchange's April 20 letter to the Company.


Item 9.01       Financial Statements and Exhibits

(c) Exhibits - The following exhibits are furnished as part of this current report:

Exhibit         Description
3.01            Letter from James P. Mollen, Director - Listing Qualifications,
                American Stock Exchange, to Terrence L. Bauer, Orion HealthCorp,
                Inc. (April 20, 2005)
99.1            Copy of press release issued by the Company on April 26, 2005

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ORION HEALTHCORP, INC.


                                            By:   /s/ Stephen H. Murdock
                                                  ---------------------------
                                                      Stephen H. Murdock
                                                      Chief Financial Officer



Date:    April 26, 2005

                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibits
-------  -----------------------
3.01 Letter from James P. Mollen, Director - Listing Qualifications, American Stock Exchange, to Terrence L. Bauer, Orion HealthCorp, Inc. (April 20, 2005)
99.1     Copy of press release issued by the Company on April 26, 2005.